UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                    ________


                                 CURRENT REPORT
                                 ______________
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                               SEPTEMBER 25, 2009
                               __________________
                Date of Report (Date of earliest event reported)


                        AMERICAN EXPLORATION CORPORATION
                        ________________________________
             (Exact name of registrant as specified in its charter)

           NEVADA                      333-141060                 98-0518266
           ______                      __________                 __________
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)

                   407 2ND STREET SW
                        SUITE 700
                CALGARY, ALBERTA, CANADA                    T2P 2Y3
                ________________________                    _______
        (Address of principal executive offices)           (Zip Code)


                                 (403) 233-8484
                                 ______________
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material  pursuant  to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                                   ___________

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS


Effective on September 25, 2009, the Board of Directors of American Exploration Corporation, a Nevada corporation (the "Company"), accepted the consent of Harbance (Herb) Dhaliwal to act as a member of the Board of Directors. In accordance with a written consent of resolutions of the Board of Directors dated September 25, 2009, Herb Dhaliwal was duly appointed as a member of the Board of Directors. Therefore, as of the date of this Current Report, the Board of Directors consists of the following members: Steve Harding, Dev Randhawa, Manmohan Minhas and Herb Dhaliwal.

BIOGRAPHY

HERB DHALIWAL. As of the date of this Current Report, the Honorable Herb Dhaliwal is a strategic advisor to private and public companies in Canada. During the past thirty years, Mr. Dhaliwal has been involved in national electoral politics in Canada. From approximately 1997 through 2004, Mr. Dhaliwal successively held the portfolios of National Revenue, Fisheries & Oceans and Natural Resources in Ottawa. He was also the senior Minister for Western Canada in the federal Cabinet of Prime Minister Jean Chretien. Prior to entering national electoral politics, and including current date, Mr. Dhaliwal is also an entrepreneur, business owner, corporate director and advisor with interests in transportation, building maintenance, housing construction and real estate development. Before sitting the Parliament of Canada for Vancouver-South/Burnaby constituency from October 1993 through June 2004, Mr. Dhaliwal had been appointed by the British Columbia government as Vice-Chair of the British Columbia Hydro and Power Authority board of directors, where he chaired the budget and audit committees.

During his early tenure in the House of Commons, Mr. Dhaliwal: (i) served on the Standing Committees on Finance and Fisheries; (ii) was parliamentary secretary to the Minister of Fisheries & Oceans; and (iii) was Vice-Chair of the Standing Committee on Health. He played an active role as a prominent member of the Prime Minister's "TEAM CANADA" 1996 trade mission to India and led the Canadian Parliamentary Observer presence for presidential elections in the Dominican Republic. He also participated in parliamentary delegations to Cuba and UNESCO and addressed an International Parliamentary Association Conference in Beijing China on behalf of Canada regarding the elimination of land mines.

Among his accomplishments while a Minster, Mr. Dhaliwal restructured Revenue Canada into the re-named Canada Customs & Revenue Agency, accompanied the Governor-General on state visits to India, and instituted an annual international conference on ocean stewardship. During 1997 through 2004, Mr. Dhaliwal's ministerial career also included three key economic assignments during which he had the rare distinction of being the first South Asian to hold a Cabinet position anywhere in a Western democracy.

Mr. Dhaliwal is a graduate in commerce from the University of British Columbia.

The Company has agreed to compensate Mr. Dhaliwal with the grant of 300,000 Stock Options exercisable into 300,000 shares of the Company's common stock at the exercise price of $0.80 per share for a term of ten years. The 300,000 Stock Options shall vest in increments of 100,000 as follows: (i) 100,000 Stock Options shall vest as of September 25, 2009; (ii) 100,000 Stock Options shall vest as of September 25, 2012; and (iii) 100,000 Stock Options shall vest as of September 25, 2016.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL  STATEMENTS OF BUSINESS  ACQUIRED.

Not applicable.

(B) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(C) SHELL COMPANY TRANSACTION.

Not applicable.

(D) EXHIBITS.

Not applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           AMERICAN EXPLORATION CORP.

DATE: SEPTEMBER 28, 2009.
                                       /s/ STEVEN HARDING
                                       ________________________________________
                                       NAME: STEVEN HARDING
                                       TITLE: PRESIDENT/CHIEF EXECUTIVE OFFICER

                                   ___________